UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2026

USA Rare Earth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41711	98-1720278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W Airport Road,

Stillwater, Oklahoma 74075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 867-6155

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	USAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information under Item 8.01 of this Current Report on Form 8-K related to the Contribution in Kind and the issuance of USAR Common Stock to Carester is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01. Regulation FD Disclosure.

On July 23, 2026, USAR issued a press release announcing its entry into the Investment Agreement, a copy of which is being furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act.

Item 8.01. Other Events.

Share Purchase and Investment Agreement

On July 22, 2026, USA Rare Earth, Inc. (“USAR” or the “Company”) entered into a Share Purchase and Investment Agreement (the “Investment Agreement”) by and among (i) Frédéric Carencotte (the “Founder”), a French citizen, (ii) CareInvest, a French société par actions simplifiée controlled by the Founder (together with the Founder, the “Majority Shareholders”), (iii) USAR, (iv) InfraVia CMF Invest S.à r.l., a Luxembourg private limited liability company (“InfraVia” and, together with USAR, the “New Investors”), and (v) Carester SAS, a French société par actions simplifiée (“Carester”). The Investment Agreement provides for a minority investment by the New Investors in Carester.

The Investment

Pursuant to the Investment Agreement, the New Investors will invest an aggregate amount of EUR 45,000,225.00 in Carester by subscribing for preferred shares, par value EUR 0.10 per share (“Preferred Shares RR,” and such investment, the “Investment”), structured as follows:

(a)	Carester will issue 148,149 Preferred Shares RR for an aggregate subscription price of EUR 33,333,525.00, subscribed in cash by the New Investors, with USAR subscribing for 48,149 Preferred Shares RR for EUR 10,833,525.00 and InfraVia subscribing for 100,000 Preferred Shares RR for EUR 22,500,000.00 (the “Share Capital Increase in Cash”).

(b)	Carester will issue an additional 51,852 Preferred Shares RR for an aggregate subscription price of EUR 11,666,700.00, subscribed solely by USAR and paid entirely through an in-kind contribution (the “Contribution in Kind”) of shares of USAR common stock, par value $0.0001 per share (“USAR Common Stock”). The number of shares of USAR Common Stock to be contributed will be calculated by dividing EUR 11,666,700.00 by the product of (i) the closing price of USAR Common Stock nine (9) calendar days prior to the closing date (or the preceding business day if such date is not a business day) and (ii) the USD-EUR exchange rate on that same date, rounded up to the next whole share.

USAR’s total investment in Carester will be EUR 22,500,225.00 for an aggregate of 100,001 Preferred Shares RR (48,149 Preferred Shares RR from the cash subscription and 51,852 Preferred Shares RR from the Contribution in Kind). Upon completion of the transactions contemplated by the Investment Agreement (“Completion”), after giving effect to the Secondary Transaction and the Rhodia Exit described below and the conversion of the ordinary shares so acquired into Preferred Shares RR, USAR will hold 177,778 Preferred Shares RR, representing approximately 13.6% of Carester’s share capital.

In connection with the Completion, USAR has agreed to provide Carester registration rights with respect to the USAR Common Stock to be issued. Completion is subject to the execution of a share purchase agreement with Rhodia Opérations providing for the Rhodia Exit and the completion of the transfer of the Rhodia Shares thereunder, together with other remaining customary conditions, and is expected to occur in the third quarter of 2026.

Secondary Transaction

Simultaneously with the Investment, the New Investors will acquire an aggregate of 44,444 ordinary shares of Carester (the “Sold Shares”) directly from the Founder for an aggregate purchase price of EUR 9,999,900, USAR will acquire 22,222 Sold Shares for EUR 4,999,950 and InfraVia will acquire 22,222 Sold Shares for EUR 4,999,950 (the “Secondary Transaction”). The Investment, the Secondary Transaction and the Rhodia Exit (described below) will close simultaneously.

Rhodia Exit

Prior to, but on the same day as, the Investment and the Secondary Transaction, the New Investors will acquire an aggregate of 111,111 ordinary shares of Carester held by Rhodia Opérations, the entity through which Solvay holds its interest in Carester (the “Rhodia Shares”), for an aggregate purchase price of EUR 24,999,975.00, with USAR acquiring 55,555 Rhodia Shares for EUR 12,499,875.00 and InfraVia acquiring 55,556 Rhodia Shares for EUR 12,500,100.00 (the “Rhodia Exit”), resulting in the full exit of Solvay as a shareholder of Carester. The Rhodia Exit will be effected pursuant to a separate share purchase agreement to be entered into among Rhodia Opérations and the New Investors (the “Rhodia SPA”). Upon Completion, the Rhodia Shares and the Sold Shares acquired by the New Investors will convert into Preferred Shares RR. Completion of the Investment is conditioned on the Rhodia Exit.

New Shareholders’ Agreement

In connection with the Investment Agreement, upon Completion, the Majority Shareholders and the New Investors will enter into a new shareholders’ agreement to govern Carester (the “New Shareholders’ Agreement”), superseding the existing shareholders’ agreement dated April 11, 2024. The New Shareholders’ Agreement provides for, among other things, board/governance arrangements and consent rights over specified matters.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” “will,” “could,” “should,” “may” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the expected completion of the transactions contemplated by the Investment Agreement, the expected benefits of the Carester investment (including securing rare-earth feedstock/supply chain access and European rare-earth oxide production capacity), the anticipated post-closing capitalization of Carester, the expected timing of Completion, the filing and effectiveness of the resale registration statement, and the ability to satisfy conditions to Completion. These statements are based on various assumptions and on the current expectations of USAR’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of USAR. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation: (i) the risk that the transactions contemplated by the Investment Agreement may not be completed in a timely manner or at all; (ii) the risk that the anticipated benefits of the Carester investment may not be realized, including due to changes in the rare-earth market, construction delays at Carester’s production facility, or integration/execution risks; (iii) the risk that the exact number of shares of USAR Common to be issued in the Contribution in Kind, and the associated dilutive impact on USAR stockholders, will not be known until shortly before Completion; (iv) the risks associated with USAR’s other previously announced or pending transactions, including the pending merger with SVRE Holdings Ltd.; and (v) those factors discussed in USAR’s most recent Annual Report on Form 10-K and subsequent filings with the SEC, including under “Risk Factors” and “Forward-Looking Statements” therein.

USAR cautions that the foregoing list of factors is not exclusive. USAR cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. USAR does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated July 23, 2026, announcing entry into the Investment Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USA Rare Earth, Inc.

Date: July 23, 2026	By:	/s/ Valerie Ford Jacob
	Name:	Valerie Ford Jacob
	Title:	Chief Legal Officer

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